UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
September 30, 2009

HF FINANCIAL CORP.

(Exact name of registrant as specified in its charter)

Delaware	0-19972	46-0418532
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

225 South Main Avenue, Sioux Falls, SD	57104
(Address of principal executive offices)	(ZIP Code)

(605) 333-7556

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01                                  Entry into a Material Definitive Agreement.

The information set forth under Item 2.03 of this Current Report on Form 8-K is hereby incorporated in this Item 1.01 by reference.

ITEM 2.03                                  Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

On September 30, 2009, HF Financial Corp. (the “Company”) entered into a Loan Agreement (the “Loan Agreement”) with United Bankers’ Bank (the “Lender”) in order to refinance its outstanding borrowings of $5.966 million under its line of credit with First Tennessee Bank, NA (the “FTB Line of Credit”).  The Company’s borrowings under the FTB Line of Credit were scheduled to mature on September 30, 2009.

Under the Loan Agreement, the Lender committed to lend to the Company an aggregate principal amount not to exceed $6 million.  As of October 1, 2009, the Company had borrowed $6.0 million under the Loan Agreement.  The loan is evidenced by a promissory note (the “Promissory Note,” and together with the Loan Agreement, the “UBB Loan Agreement”), accrues interest at the United Bankers’ Bank Rate with a minimum interest rate of 4.75% per annum, and the principal balance (plus any accrued and unpaid interest) is due and payable in full on October 1, 2010.  The Company is required to make interest payments on a quarterly basis, commencing December 31, 2009.  As of September 30, 2009, the United Bankers’ Bank Rate was 3.250%.

The UBB Loan Agreement contains various covenants, limitations, and events of default customary for loans of this type for similar borrowers.  Upon the occurrence of certain events of default, the Lender may declare outstanding amounts, with interest thereon, immediately due and payable.  In connection with entering into the UBB Loan Agreement, the Company also entered into a Commercial Pledge Agreement with the Lender, granting the Lender a first security interest in all of the stock of Home Federal Bank, a wholly-owned subsidiary and the primary operating entity of the Company.

The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Loan Agreement, Promissory Note and Commercial Pledge Agreement, each dated September 30, 2009, by and between the Company and the Lender, filed as Exhibits 10.1, 10.2, and 10.3, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

ITEM 9.01                                  Financial Statements and Exhibits.

(d)                                Exhibits.

10.1                        Loan Agreement, dated September 30, 2009, by and between the Company and United Bankers’ Bank

10.2                        Promissory Note, dated September 30, 2009, payable to United Bankers’ Bank

10.3                        Commercial Pledge Agreement, dated September 30, 2009, by and between the Company and United Bankers’ Bank

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HF Financial Corp.
(Registrant)

Date:	October 6, 2009	by	/s/ Curtis L. Hage
Curtis L. Hage, Chairman, President
and Chief Executive Officer
(Duly Authorized Officer)

Date:	October 6, 2009	by	/s/ Darrel L. Posegate
Darrel L. Posegate, Executive Vice President,
Chief Financial Officer and Treasurer
(Principal Financial Officer)

EXHIBIT INDEX

Exhibit No.	Description

10.1	Loan Agreement, dated September 30, 2009, by and between the Company and United Bankers’ Bank
10.2	Promissory Note, dated September 30, 2009, payable to United Bankers’ Bank
10.3	Commercial Pledge Agreement, dated September 30, 2009, by and between the Company and United Bankers’ Bank